UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2011

HARLEYSVILLE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14697	51-0241172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
355 Maple Avenue, Harleysville, Pennsylvania		19438
(Address of principal executive offices)		(Zip Code)

(215) 256-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Harleysville Group Inc. (the “Company”) was held on April 27, 2011 (the “Annual Meeting”).  The total number of shares represented at the Annual Meeting in person or by proxy was 25,712,038 of the 27,082,867 shares of common stock outstanding and entitled to vote at the Annual Meeting.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions, as to each such matter, where applicable, are set forth in the table below.  With respect to the election of W. Thacher Brown, Mirian M. Graddick-Weir, and William W. Scranton III as Class C Directors to serve until the expiration of their respective terms and until their successors are duly elected, the nominees for director received the number of votes set forth opposite their respective names.

	Number of Votes
	Votes For	Votes Withheld
W. Thacher Brown	24,640,674	157,975
Mirian M. Graddick-Weir	24,490,255	308,394
William W. Scranton III	24,633,265	165,384

With respect to the approval of the advisory vote on compensation paid to named executive officers in 2010, the advisory vote on the frequency of future advisory votes on compensation paid to named executive officers, and the ratification of KPMG LLP as the independent registered public accounting firm, the proposals received the number of votes set forth below.

	Number of Votes
	Votes For	Votes Against	Abstentions
Advisory Vote on Compensation Paid to Named Executive Officers in 2010	24,049,213	505,255	244,181

	Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions
Advisory Vote on Frequency of Future Advisory Votes on Compensation Paid to Named Executive Officers	23,745,064	35,772	794,818	222,995

	Votes For	Votes Against	Abstentions
Ratification of KPMG LLP as Independent Registered Public Accounting Firm for 2011	25,522,900	180,783	8,355

On the basis of the above votes, (i) W. Thacher Brown, Mirian M. Graddick-Weir, and William W. Scranton III were elected as Class C Directors to serve until the expiration of their respective terms and until their successors are duly elected, (ii) the advisory vote to approve compensation paid to named executive officers in 2010 was adopted, (iii) the advisory vote to approve annual votes on compensation paid to named executive officers was adopted, and (iv) the proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2011 was adopted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2011		HARLEYSVILLE GROUP INC.

	By:	/s/ Robert A. Kauffman
Robert A. Kauffman
Senior Vice President, Secretary, General Counsel & Chief Compliance Officer